UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2023, Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), entered into a Limited Consent and Amendment No. 4 to Credit, Security and Guarantee Agreement (Term Loan) (“Term Amendment No. 4”), which amends the Credit, Security and Guarantee Agreement (Term Loan) by and among the Company, as guarantor, and its U.S. subsidiaries, as borrowers, MidCap Financial Trust, as agent, and the financial institutions party thereto (as amended, the “Term Credit Agreement”), and a Limited Consent and Amendment No. 4 to Credit, Security and Guarantee Agreement (Revolving Loan) (“Revolving Amendment No. 4” and, together with Term Amendment No. 4, the “Amendments No. 4”), which amends the Credit, Security and Guarantee Agreement (Revolving Loan) by and among the Company, as guarantor, and its U.S. subsidiaries, as borrowers, MidCap Funding IV Trust, as agent, and the financial institutions party thereto (as amended, the “Revolving Credit Agreement” and, together with the Term Credit Agreement, the “Credit Agreements”).

The Amendments No. 4 permit the Transaction, as described below, and provide the Company with additional flexibility with respect to holding foreign subsidiaries. The Amendments No. 4 contain standard covenants regarding holding foreign subsidiaries. The terms of borrowing under the Credit Agreements otherwise remain unchanged.

The foregoing summary of the Amendments No. 4 is not complete and is qualified in its entirety by reference to the full text of the Amendments No. 4, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 10, 2023, the Company completed its previously announced acquisition (the “Transaction”) of certain assets of Surgalign Holdings, Inc., a Delaware corporation (the “Seller”), and its subsidiaries on an as-is, where-is basis, including specified inventory, intellectual property and intellectual property rights, contracts, equipment and other personal property, records, all outstanding equity securities of the Seller’s international subsidiaries, and intangibles related to the business of designing, developing and manufacturing hardware medical technology and distributing biologics medical technology, as conducted by the Seller and its subsidiaries (collectively, the “Assets”), and certain specified liabilities of the Seller and its subsidiaries (collectively, the “Liabilities”) pursuant to the Asset Purchase Agreement, dated June 18, 2023, between the Seller and the Company (as amended, the “Asset Purchase Agreement”).

The Transaction was conducted through a process supervised by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) in connection with the Seller’s bankruptcy proceedings. The Bankruptcy Court issued a Sale Order on August 9, 2023 approving and authorizing the Transaction. The Company funded the purchase price of $5 million, plus Liabilities, with cash on hand.

The foregoing summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement and the first amendment thereto, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

The representations, warranties and covenants set forth in the Asset Purchase Agreement have been made only for purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Asset Purchase Agreement may change after the date of the Asset Purchase Agreement. Accordingly, the Asset Purchase Agreement and the first amendment thereto are included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, its subsidiaries, the Assets or Liabilities, or the Company’s or its subsidiaries’ respective businesses as of the date of the Asset Purchase Agreement or as of any other date.

Item 7.01 Regulation FD Disclosure.

On August 10, 2023, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Company intends to file the historical financial statements required by this Item 9.01(a) as an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required by this Item 9.01(b) as an amendment to this Current Report on Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description
2.1

Asset Purchase Agreement, dated June 18, 2023, by and between Surgalign Holdings, Inc. and Xtant Medical Holdings, Inc. (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2023 (Securities and Exchange Commission File No. 001-34951) and incorporated by reference herein)

2.2

First Amendment to Asset Purchase Agreement, dated as of July 10, 2023, by and between Xtant Medical Holdings, Inc. and Surgalign Holdings, Inc. (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2023 (Securities and Exchange Commission File No. 001-34591) and incorporated by reference herein)

99.1	Press Release of Xtant Medical Holdings, Inc. dated August 10, 2023 entitled “Xtant Medical Completes Acquisition of Surgalign’s Hardware and Biologics Business” (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: August 10, 2023